UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 31, 2014

MANHATTAN SCIENTIFICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	000-28411	85-0460639
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building

405 Lexington Avenue, 26th Floor

New York, New York, 10174

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (212) 541-2405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Decemebr 30, 2014, Manhattan Scientifics Inc. (the ”Company”) released a press release relating to the expansion of the executive team of Senior Scientifics LLC (”Senior”), a wholly owned subsidiary of the Company, including the planned appointment of a new COO/President. On December 31, 2014, Gerald Grafe resigned as President of Senior. Mr. Grafe will remain with Senior focusing on strategic relationships and intellectual property issues.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 30, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Date: January 5, 2015	By:	/s/ Emmanuel Tsoupanarias
New York, New York	Name:	Emmanuel Tsoupanarias
	Title:	Chief Executive Officer